UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8965 Research Drive

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Backstop Security Support Agreement

Effective as of April 27, 2017, Ener-Core, Inc. (the “Company”) executed a First Amendment to Backstop Security Support Agreement (the “BSSA Amendment”), with an individual investor (the “Guarantor”). The Company previously disclosed the terms of the Backstop Security Support Agreement, dated as of November 2, 2015, by and between the Company and the Guarantor (the “BSSA”), in its Current Report on Form 8-K dated November 3, 2015. The BSSA Amendment is intended to conform the terms of the BSSA and related letter of credit (the “Letter of Credit”) to the terms of the Commercial and Manufacturing License Agreement (as amended to date, the “CMLA”), dated as of June 29, 2016, by and between the Company and the Dresser-Rand Company (“D-R”). The BSSA Amendment (i) reduces the security obligation underlying the Letter of Credit from $2.1 million to $500,000, consistent with the current terms of the CMLA, (ii) extends the term of the backstop security to March 31, 2018, (iii) reduces the related fee payable under the BSSA to 1% per month for the remainder of the term, (iv) provides that, in consideration of the Guarantor’s agreement to the BSSA Amendment, the Company will amend and restate the warrant issued to the Guarantor in connection with the execution of the BSSA to reduce the exercise price per share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), to $3.00 and insert a beneficial ownership blocker provision at 4.99% (as amended and restated, the “Restated Warrant”), and (v) provides that, in further consideration of the Guarantor’s agreement to the BSSA Amendment, the Company will issue the Guarantor an additional warrant (the “Warrant”) to purchase 41,000 shares of Common Stock at an exercise price of $3.00 per share, subject to a 4.99% beneficial ownership blocker.

Warrants for Backstop Security Support Agreement

As described above, in connection with the execution of the BSSA Amendment, the Company agreed to amend and restate the Restated Warrant and issue the Warrant to the Guarantor. The Restated Warrant and the Warrant will be exercisable immediately for cash or by way of a cashless exercise. The Restated Warrant and Warrant also provide that the exercise price thereof will be adjusted upon the occurrence of certain events such as stock dividends, stock splits and other similar events. The Restated Warrant and Warrant include a blocker provision that prevents the Company from effecting any exercise in the event that the holder, together with certain affiliated parties, would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such exercise.

The Restated Warrant and Warrant were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were issued in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”). The shares of Common Stock issuable to the Guarantor upon exercise of the Restated Warrant and Warrant were not registered under the Securities Act, or the securities laws of any state, and were offered in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D and may be sold upon exercise pursuant to an available exemption, including Section 4(a)(2) and Section 3(a)(9) of the Securities Act. The Guarantor is an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) at the time of the BSSA Amendment.

Amendments to Senior Secured Notes

Effective as of April 27, 2017, the Company and certain investors holding convertible senior secured promissory notes originally issued on (i) April 22, 2015 and May 7, 2015, as amended and restated on December 2, 2016, and (ii) December 2, 2016 and December 20, 2016 (collectively, the “Senior Notes”) executed first amendments to such Senior Notes (the “Senior Notes Amendments”) to revise the definition of “Backstop Agreement” to include any amendments, restatements, supplements or other modifications thereof, as may be permitted thereunder. The Senior Notes Amendments are binding upon all of the issued Senior Notes pursuant to the terms thereof.

The form of BSSA Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The forms of Restated Warrant, Warrant and Senior Notes Amendments are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are also incorporated herein by reference. The foregoing descriptions of these agreements and instruments do not purport to be complete and are qualified in their entirety by reference to such exhibits.

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Item 2.03	Creation of a Direct Financial Obligation of a Registrant.

The disclosures under Item 1.01 with respect to the BSSA Amendment and the Senior Notes Amendments are incorporated in this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As more fully described in Item 1.01 above, which disclosure regarding the Restated Warrant and Warrant is incorporated by reference herein, on April 27, 2017, the Company amended and restated the Restated Warrant and issued the Warrant to the Guarantor pursuant to the BSSA Amendment. The amendment and restatement of the Restated Warrant and the issuance of the Warrant are, and upon exercise of each of the Restated Warrant and/or Warrant on its terms, the issuance and sale of the shares of Common Stock issuable upon such exercise will be, exempt from registration pursuant to an exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, based on representations of the Guarantor that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D, who acquired the Restated Warrant and Warrant for investment purposes for its own account and not as nominee or agent, and not with a view to the resale or distribution thereof, and that such Guarantor understands that the Restated Warrant and Warrant may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Amended and Restated Warrant, originally issued on November 2, 2015 in support of Backstop Security Support Agreement, dated November 2, 2015, as amended to date, as amended and restated on April 27, 2017
4.2	Form of Warrant issued on April 27, 2017 in support of Backstop Security Support Agreement, dated November 2, 2015, as amended to date
4.3	Form of Amendment to Senior Secured Notes issued in April 2015, May 2015 and December 2016, effective April 27, 2017
10.1	First Amendment to Backstop Security Support Agreement between Ener-Core, Inc. and an investor, dated November 2, 2015, effective April 27, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: May 1, 2017	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Amended and Restated Warrant, originally issued on November 2, 2015 in support of Backstop Security Support Agreement, dated November 2, 2015, as amended to date, as amended and restated on April 27, 2017
4.2	Form of Warrant issued on April 27, 2017 in support of Backstop Security Support Agreement, dated November 2, 2015, as amended to date
4.3	Form of Amendment to Senior Secured Notes issued in April 2015, May 2015 and December 2016, effective April 27, 2017
10.1	First Amendment to Backstop Security Support Agreement between Ener-Core, Inc. and an investor, dated November 2, 2015, effective April 27, 2017

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